EXHIBIT 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

AND CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report of Reeves Telecom Limited Partnership (the “Partnership”) on Form 10-Q for the period ended March 31, 2012 (the “Report”), I, Davis P. Stowell, Chief Executive Officer and Chief Financial Officer of Grace Property Management, Inc., General Partner of the Partnership, hereby certify, pursuant to and as required by 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/S/ DAVIS P. STOWELL

Davis P. Stowell

President of

Grace Property Management, Inc.,

General Partner

Chief Executive Officer and Chief Financial Officer

Date: May 15, 2012

1